SECURITIES AND EXCHANGE COMMISSION

				Washington, D.C. 20549

					FORM 8-K

				  CURRENT REPORT




			Pursuant to Section 13 or 15(d)
		     of the Securities Exchange Act of 1934

	Date of Report (Date of earliest event reported):  December 22, 2001





	                  CSG SYSTEMS INTERNATIONAL, INC.
-------------------------------------------------------------------------------
                 (Exact name of registrant as specified in its charter)




         Delaware                 0-27512          47-0783182
	---------		----------	  ------------
(State or other jurisdiction   (Commission     (IRS Employer
 of incorporation)              File Number)    Identification
		                Number)




	7887 East Bellevue Avenue, Suite 1000, Englewood, CO  80111
-------------------------------------------------------------------------------
  	(Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code: (303) 796-2850


Item 5.  Other Events and Regulation FD Disclosure.
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     On December 22, 2001, the registrant issued a press release relating to an agreement to acquire the billing and customer care assets of Lucent Technologies.

     A copy of such press release is attached to this Form 8-K as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits.
-------  ----------------------------------
    (c)	Exhibit

	99.1  	Press release of CSG Systems International, Inc. dated
		December 22, 2001.


				Signatures
				----------

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	Date:  December 27, 2001

				CSG SYSTEMS INTERNATIONAL INC.

				By:  /s/ Joseph T. Ruble
				     -------------------
					  Joseph T. Ruble, Secretary
					  and General Counsel



			CSG Systems International, Inc.

			            Form 8-K

		 	         Exhibit Index



	99.1	Press release of CSG Systems International, Inc. dated
		December 22, 2001.







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